Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2001



Graham Capital Management, L.P.
Stamford Harbour Park
333 Ludlow Street
Stamford, Ct. 06902

Attention:  Mr. Kenneth G.  Tropin

     Re: Management Agreement Renewal

Dear Mr. Tropin:

     We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the "Management Agreement"). We are extending the term of the Management Agreement through June 30, 2002 and all other provisions of the Management Agreement will remain unchanged.

o        Smith Barney Global Markets Futures Fund
o        Smith Barney Diversified Futures Fund L.P. II
o        Smith Barney Diversified Futures Fund L.P.
o        Salomon Smith Barney Diversified 2000 Futures Fund L.P.

     Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:       /s/ Daniel R. McAuliffe, Jr.
         ------------------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director


AGREED AND ACCECPTED

GRAHAM CAPITAL MANAGEMENT L.P.

By:        /S/ Kenneth G.  Tropin
         ------------------------------------

Print Name:    Kenneth G.  Tropin
             --------------------------------
                Chief Financial Officer

DRMcA/sr